EATON VANCE GOVERNMENT OPPORTUNITIES FUND

EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND

Supplement to Prospectus dated March 1, 2021 as revised May 17, 2021

Effective September 24, 2021, the following replaces “Restrictions on Excessive Trading and Market Timing.” under “Purchasing Shares”:

Restrictions on Excessive Trading and Market Timing. The Funds are not intended for excessive trading or market timing. Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares. In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or illiquid, is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”). The investment adviser is authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”). The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Funds.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects (the “Policy”). Under the Policy, the Board has delegated to Eaton Vance the responsibility to reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of a shareholder to invest in the Eaton Vance funds if Eaton Vance determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to a Fund.

Pursuant to the Policy, two “round-trips” completed by a Fund shareholder within 90 days through one or more accounts (the “Limitation”) generally will be deemed to be indicative of market timing or trading excessively in fund shares.  A “round trip” is defined as a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the Fund. Purchases and redemptions subject to the Limitation include those made by exchanging to or from another fund. Eaton Vance will evaluate transactions in Fund shares that violate the Limitation to determine whether they are likely to be detrimental to the Fund. In making such a determination, Eaton Vance may consider various factors, such as the amount, frequency and nature of trading activity. If such a determination is made, a Fund shareholder may be subject to restrictions on trading Fund shares, as described above. Eaton Vance uses reasonable efforts to detect market timing and excessive trading activity that is likely to be detrimental to a Fund, but it cannot ensure that it will be able to identify all such cases. Eaton Vance may also reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any other reason. In applying the Policy, and in particular when determining whether a transaction is likely to be detrimental to a Fund, Eaton Vance will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances. Such determinations will be made in a manner believed to be in the best interest of a Fund’s shareholders. No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions generally are exempt from the Policy because they generally do not raise market timing or excessive trading concerns:

•	transactions (i) made pursuant to a Fund’s systematic purchase, exchange or redemption plan, (ii) made as the result of automatic reinvestment of dividends or distributions, or (iii) initiated by a Fund (e.g., for transactions due to a failure to meet applicable account minimums);
•	transactions made by participants in employer sponsored retirement plans involving (i) participant payroll or employer contributions or loan repayments, (ii) redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or (iii) rollovers;
•	transactions in shares of Eaton Vance Short Duration Government Income Fund; or
•	investments in a fund by ReFlow in connection with the ReFlow liquidity program (if applicable to a Fund, the ReFlow liquidity program is described under “Investment Objectives & Principal Policies and Risks” above).

The following Fund share transactions generally are exempt from the Limitation; however, these transactions are subject to monitoring by Eaton Vance and may be subject to restrictions if deemed likely to be detrimental to a Fund:

•	transactions made by model-based discretionary advisory accounts; or
•	transactions made by funds that invest in a Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.

It may be difficult for Eaton Vance to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries. Eaton Vance has provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Policy to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to a Fund. Eaton Vance may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund. Such policy may be more or less restrictive than the Policy. Although Eaton Vance reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, Eaton Vance typically will not request or receive individual account data unless suspicious trading activity is identified. Eaton Vance generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or the Policy. Eaton Vance cannot ensure that these financial intermediaries will in all cases apply the Policy or their own policies, as the case may be, to accounts under their control.

With respect to Eaton Vance Short Duration Government Income Fund and notwithstanding the foregoing, a substantial portion of the Fund may be held by shareholders that have invested in the Fund as part of a short-term investment strategy. Shareholders employing such a strategy may purchase and redeem Fund shares frequently. Frequent trading may cause the Fund to experience high portfolio turnover, which may result in higher Fund transaction costs and realization of taxable capital gains for shareholders. Pursuant to the Policy, subject to notification to the Board, if Eaton Vance determines that short-term trading of Fund shares by investors would not be detrimental to that Fund’s investment strategy, then the Policy will not apply to the Fund. Eaton Vancehas made a determination that transactions in the Fund are exempt from the Policy; however, Eaton Vance reserves the right to reject or cancel any purchase order (including an exchange) from a shareholder or group of shareholders for any reason.

August 20, 2021	39451 8.20.21

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